                                                                      Exhibit 14

                                             Directly Owned Banking Subsidiaries
                                             Wholly Owned Except as Indicated
                                             As of 12-31-03

                                     ------------------
                                          BANK ONE
                                         CORPORATION
                                            0102
                                     ------------------
                      ---------------------------    ----------------------    -------------
                      Bank One, Dearborn,            Bank One, National        Chart A-1/1/
                      National Association           Association (Chicago)     Chart A-2/1/
                                0101                         0111              Chart D/1/
                      ---------------------------    ----------------------    -------------

-------------------   ---------------------------    ----------------------    -------------
First USA Services,   Bank One, Dalaware,            Bank One, National        Chart B/1/
Inc.                  National Association           Association (Ohio)        Chart D/1/
       0015                    0056                          0001
-------------------   ---------------------------    ----------------------    -------------

-------------------                                  ----------------------
First USA                                            Bank One Trust
Management                                           Company, National
Services, Inc. 0025                                  Association  0074
-------------------                                  ----------------------

Notes:
(1)  See separate chart for subsidiaries and affiliates.

                                         Directly Owned Non-Banking Subsidiaries
                                         Wholly Owned Except as Indicated
                                         As of 12-31-03

                                                         -------------------
                                                              BANK ONE
                                                             CORPORATION
                                                                0102
                                                         -------------------

                              ----------
                              Chart I/1/
                              ----------

----------------------  ---------------------  ----------------------  -------------------  -----------------   --------------------
Affiliated Banks        Banc One Insurance     Bank One Exchange       BOI Leasing          FNW Capital, Inc.   The One Services
Building Co.            Holdings, Inc.         Services Corporation    Corporation                0441          Corporation
    0510                     0152                     0122                   0676                                     0626
----------------------  ---------------------  ----------------------  -------------------  -----------------   --------------------

----------------------  ---------------------     -------------------  -------------------  -----------------   --------------------
Banc One ABS            Banc One Kentucky         A&N Exchange, LLC    BondNexus Corp. /3/  NBD Community       B-1 Life Reinsurance
Corporation             Insurance Company                                    15.75%         Development         International
    0028                     0725                                                           Corporation 0408    Limited/2/
                                                                                                                        0635
----------------------  ---------------------     -------------------  -------------------  -----------------   --------------------

----------------------  ---------------------     -------------------  -------------------  -----------------   --------------------
Banc One Arizona        Banc One Management       Siemer Land, LLC     BOTRCN Corporation   NBD Equity Corp.    Sterling Assurance
Investment              Corporation                                          0028                 0417          Company
Corporation 0610             0071                                                                                       0435
----------------------  ---------------------     -------------------  -------------------  -----------------   --------------------

----------------------  ---------------------     -------------------  -------------------  -----------------
Banc One Building       Banc One Deferred         UDR Bradford, LLC    FC (Cayman) Ltd.     NBD Neighborhood
Management              Benefits Corporation                                 0564           Revitalization
Corporation 0144             0027                                                           Corporation 0410
----------------------  ---------------------     -------------------  -------------------  -----------------

----------------------  ---------------------     -------------------  -------------------  -----------------
Banc One Capital        Banc One Neighborhood     UDR Bradford II,     FCTC General, Inc.   One Group Dealer
Holdings Corporation    Development               LLC                        0347           Services, Inc.
       0197             Corporation 0389                                                          0330
----------------------  ---------------------     -------------------  -------------------  -----------------

                           ------------------     -------------------  -------------------  -----------------
   ----------              Banc One Community     UDR Carriage Homes,  First Chicago        One Group
   Chart E/1/              Development/           LLC                  Realty Services      Administrative
   ----------              Wisconsin                                   Corporation 0002     Services, Inc.
                           Corporation                                                            0331
                           ------------------     -------------------  -------------------  -----------------

----------------------     ------------------                          -------------------  -----------------
Banc One Card              Ohio Mezzanine                              First Chicago        One Mezzanine
Services Corporation*      Fund, Limited/3/                            Trust Company        Capital
       0247                          (18.32%)                          of New York 0097     Corporation
                                                                                                  0618
----------------------     ------------------                          -------------------  -----------------

----------------------
Banc one Financial
Corporation
    0221
----------------------

                        ---------------------                                               -----------------
   ----------           Banc One Student                                                    Pacholder
   Chart F/1/           Loan Funding                                                        Associates, Inc.
   ----------           Corporation 0070
                        ---------------------                                               -----------------

----------------------                                              --------------  --------------  -------------- --------------
Banc One Financial                                                  Kenwood         Pacholder 2000  Pacholder Ohio Winton
Services, Inc.                                                      Administrative  Partners, LLC   Realty, Inc.   Associates,
    0066                                                            Management,     (50%)                          Inc.
                                                                    Inc.
----------------------                                              --------------  --------------  -------------- --------------

-------------------  -------------------   -------------------
Banc One Consumer    Banc One Financial    Banc One Financial
Discount company,    Services of           Services of West
a Non-banking        Tennessee, Inc.       Virginia, Inc.
Affiliate of Bank
One Corp.
-------------------  -------------------   -------------------

*Inactive
Notes:

(1)  See separate chart for subsidiaries and affiliates.
(2) 1 share held in trust by Bank One Trust Company, National Association, for The One Services Corporation.
(3)  Not reportable on FR Y-10.

CHART A-1

                                                Wholly Owned Except as Indicated
                                                As of 12-31-03

                                                     ---------------------------
                                                              BANK ONE
                                                             CORPORATION
                                                                0102
                                                     ---------------------------
                                                     ---------------------------
                                                         Bank One, National
                                                        Association (Chicago)
                                                                0111
                                                     ---------------------------
-------------------   -------------------                       ---------------------   ------------------------
American National     Banc One Kentucky                         Bank One Canada         Bank One Foundation
Corporation           Leasing Corporation                             0795                      0232
       0184                   0715
-------------------   -------------------                       ---------------------   ------------------------

-------------------   -------------------                       ---------------------   ------------------------
Anexsys Holding,      Banc One Kentucky                         Bank One                Bank One ICS, Inc.
Inc.                  Vehicle Leasing                           Delaware, Inc                   0193
       0295           Company 0716                                    0126
-------------------   -------------------                       ---------------------   ------------------------

-------------------   -------------------                       ---------------------   ------------------------
Anexsys, LLC          Banc One Leasing                          Bank One Equity         Bank One International
              (64%)   Corporation                               Investors-BIDCO, Inc.       Corporation /3/
       0158                0075                                        0557                       0086
-------------------   -------------------                       ---------------------   ------------------------

-------------------   -------------------                       ---------------------   ------------------------
B-ONE Australia       FM Leasing                                Bank One Exchange       Bank One International
Superannuation Fund   Corporation*                              Corporation             Holdings Corporation /3/
Pty Ltd.                                                              0182                      0012
-------------------   -------------------                       ---------------------   ------------------------

-------------------   -------------------   -----------------   ---------------------
Banc One Acceptance   Banc One              Catument-Munster,   SKPM Exchange, LLC            ----------
Corporation /1/       National Processing   LLC                                               Chart C/4/
     0094     (90%)   Corporation    0098                                                     ----------
-------------------   -------------------   -----------------   ---------------------

-------------------   -------------------   -----------------   ---------------------   ------------------------   -----------------
Banc One Arizona      Banc One Project      Chargot Exchange,   VCI Account             BIL International          BO-FE FSC, Inc.
Leasing Corporation   Resources             LLC                 Services, LLC           Holdings, Inc. /3/               0037
       0615           International, Inc.                                                    0036
                             0110
-------------------   -------------------   -----------------   ---------------------   ------------------------   -----------------

-------------------   -------------------   -----------------   ---------------------   ------------------------   -----------------
Banc One Auto Lease   Banc One Real         JC-4 Exchange,      WOFC QI                 BOCCE, Inc.                BO-UA FSC,
LTD                   Estate Investment     LLC                 Exchange, LLC                  0165                Inc. /3/
       0455           Crop. 0106                                                                                          0038
-------------------   -------------------   -----------------   ---------------------   ------------------------   -----------------

-------------------   -------------------                                               ------------------------
Banc One Building     One Rock Real                                                     BOILL IHC, Inc.
Corporation           Estate Mezzanine                                                         0413
    0009              Fund I, LLC
                            0108    (60%)
-------------------   -------------------                                               ------------------------

-------------------   -------------------
Banc One Community    Banc One Really
Development           Advisors, Inc. /2/
Corporataion 0107            0159
-------------------   -------------------

-------------------   -------------------
Banc One Equipment    Banc One Wisconsin
Finance, Inc.         Investment Services
       0062           Corporation
-------------------   -------------------

* Inactive
Notes:
(1) 10% Owned by Bank One, National Associaiton (Ohio)
(2) Not reportable on FR Y-10
(3) Edge Act Corporation
(4) See separate chart for subsidiaries and affiliates.

CHART A-2

                                                Wholly Owned Except as Indicated
                                                As of 12-31-03

                                                   --------------------------
                                                            BANK ONE
                                                           CORPORATION
                                                              0102
                                                   --------------------------
                                                   --------------------------
                                                       Bank One, National
                                                      Association (Chicago)
                                                              0111
                                                   --------------------------
                  ------------------------   ----------------                            ------------------   --------------------
                  BOTAC, Inc.                First Commerce                              Liberty Payment      NBD Leasing, Inc.
                          0161               Community                                   Services, Inc.               0442
                                             Development                                      0723
                                             Corporation
                                                   0594
                  ------------------------   ----------------                            ------------------   --------------------

                  ------------------------   ----------------   ----------------------   ------------------   --------------------
                  Cabbage Alley              FNBC Leasing        Luke FSC, Ltd.          Liberty Properties   Niagara SPE, LLC /2/
                  Partnership, a Louisiana   Corporation            0680                 Incorporated                0128
                  Limited Partnership /3/        0691                                          0718
                                    (99%)
                  ------------------------   ----------------   ----------------------   ------------------   --------------------

---------------   ------------------------   ----------------   ----------------------   ------------------   --------------------
Antrim 1998,      FC Energy Finance I,       FNBC Properties,   Orleans Street FSC,      Midwest Audit        Riverside Software,
L.L.C. (99%)      Inc.                           Inc.           Inc.                     Services, Inc.         LLC
                          0551                     0058              0055                                             0022
---------------   ------------------------   ----------------   ----------------------   ------------------   --------------------

---------------   ------------------------                      ----------------------   ------------------   --------------------
FC Energy         FCNBD Technology              ----------      Provident Auto Leasing   NBD Indiana          Team Life Insurance
Finance II, Inc.  Holdings, Inc.                Chart D/1/      Investors, L.L.C.        Properties, Inc.     Company
    0550                  0192                  ----------      (2000-A) (26.56%)            0701                    0277
---------------   ------------------------                      ----------------------   ------------------   --------------------

                  ------------------------                      ----------------------                        ----------
                  FCNBD Mortgage                                Provident Auto Leasing                        Chart D/1/
                  Investments, Inc.                             Investors, L.L.C.                             ----------
                         0135                                   (2000-B) (49%)
                  ------------------------                      ----------------------

                  ------------------------                      ----------------------
                  First Chicago                                 Provident Auto Leasing
                  Insurance Services,                           Investors, L.L.C.
                  Inc. *   0217                                 (2001-C)
                  ------------------------                      ----------------------

                                                                ----------------------
                                                                Susquehanna Auto
                                                                Leasing Investors,
                                                                LLC 2000-1 (42.14%)
                                                                ----------------------

*   Inactive
Notes:
(1) See separate chart for subsidiaries and affiliates.
(2) Not reportable on FR Y-10.
(3) 0.7% owned by First Commerce Community Development Corporation

CHART B

                                                Wholly Owned Except as Indicated
                                                As of 12-31-03

                                                         ------------------
                                                              BANK ONE
                                                             CORPORATION
                                                                0102
                                                         ------------------

                                                         ------------------
                                                         Bank One, National
                                                         Association (Ohio)
                                                                0001
                                                         ------------------

------------------------   --------------------                                 --------------------
Banc One Interactive       Banc One Loan                                        Banc One POS
Delivery Corporation       Services Corporation                                 Services Corporation
                                   0857                                                  0672
------------------------   --------------------                                 --------------------

------------------------   --------------------            ---------------------                    ----------------------
Banc One Investment        Banc One Private                Banc One Payment                         FDC Offer Corporation
Advisors Corporation       Mortgage Insurance              Services, LLC                                         (54.80%)
      0081                 Company, Inc. 0598                  0755 (25%)                                    0750
------------------------   --------------------            ---------------------                    ----------------------

   ---------------------   --------------------   ------------------  ------------------            ----------------------
   Pacholder & Company,    Bank One Auto          PTI General         BOPS Holdings, LLC            Paymentech, Inc.
   LLC (49%)               Securitization         Partner, LLC            0758                               0751
                           Corporation 0067          0757
   ---------------------   --------------------   ------------------  ------------------            ----------------------

   ---------------------   --------------------            ---------------------                    ----------------------
   Banc One High Yield     BONA Capital I, LLC             Paymentech, L.P.                         Paymentech Management
   Partners, LLC (51%)           0003                      (1%)            (99%)                          Resources, Inc.
                                                                    0756                                     0752
   ---------------------   --------------------            ---------------------                    ----------------------

   ---------------------   --------------------   ------------------  ------------------   -------------------  -------------------
   Security Capital        BONA Capital II, LLC   Merchant-Link, LLC  Paymentech Salem     Banc One Payment     Paymentech Empolyee
   Research & Management         0006                   0760          Services, LLC        Services, LLC        Resources, LLC
   Incorporated 0356                                                          0763                0755   (50%)         0754
   ---------------------   --------------------   ------------------  ------------------   -------------------  -------------------

   ---------------------   --------------------
   SC-R & M Capital        Corgress Life
   Markets                 Insurance Company
   Incorporated                    0599
        0357
   ---------------------   --------------------

                           ----------
                           Chart D/1/
                           ----------

Note:
(1)  See separate chart for subsidiaries and affitiates.

CHART C

                                   Wholly Owned Subsidiaries Except as Indicated As of 12-31-03

                                                      ------------------------
                                                              BANK ONE
                                                             CORPORATION
                                                                0102
                                                      ------------------------

                                                      ------------------------
                                                         Bank One, National
                                                        Association (Chicago)
                                                                0111
                                                      ------------------------

                                                      ------------------------
                                                       Bank One International
                                                      Holdings Corporation /1/
                                                                0012
                                                      ------------------------

                   ------------------  -------------------  ------------------  --------------  -----------------  -----------------
                   B-ONE Australia     BOL(C) II, Inc.      BOL Canada II Sub,  BOL Canada II   First Chicago      Monroe Aircraft-
                   limited                    0333          Inc.                Trust           Chile              Ireland Limited
                           0572                                     0336                        Investments, Inc.          0496
                                                                                                       0404
                   ------------------  -------------------  ------------------  --------------  -----------------  -----------------

                   ------------------                                           --------------  -----------------  -----------------
                   Bank One Europe                                              BO Leasing II   Equifin            One Group Asset
                   Ltd.                                                         ULC                         (50%)  Management
                           0568                                                       0339                         (Ireland)
                                                                                                                   Limited      0020
                   ------------------                                           --------------  -----------------  -----------------

                   ------------------  -------------------  ------------------  --------------  -----------------
                   Bank One Limited *  BOL Canada III,      BOL Canada III      BO Leasing III  Hondela Finance
                           0287        Inc.                 Sub, Inc.           ULC             limited* (96.07%)
                                              0334                   0337              0340
                   ------------------  -------------------  ------------------  --------------  -----------------

                   ------------------  -------------------
                   Bank One (Mexico),  Createdesign
                   S.A                 Limited
                           0878                0344
                   ------------------  -------------------

                   ------------------  -------------------  ------------------  --------------
                   Bank One Nominees   Dearborn Merchant    Paymentech Canada   Paymentech
                   Limited             Services, Inc.            0762  (52.4%)  Canada Debit,
                                                 0761                           Inc.
                   ------------------  -------------------  ------------------  --------------

                   ------------------  -------------------
                   BOHK Limited /2/    First Chicago Asia
                                (75%)  Holdings Ltd.
                           0541                  0275

                   ------------------  -------------------

-----------------  ------------------  -------------------  ------------------
BOL Canada 1 Sub,  BOL Canada I, Inc.  First Chicago        Equitypar
Inc.                       0332        Brazil Investments,  Companhia de
        0335                           Inc.      0673       Participacoes /3/
                                                                      (12.50%)
-----------------  ------------------  -------------------  ------------------

-----------------                                           ------------------
BO Leasing I ULC                                            Premium Fondo de
      0338                                                  Brazil Converseo-
                                                            Capital
                                                            Estrangero /3/
                                                            (12.50%)
-----------------                                           ------------------

*Inactive
Notes:
(1)  Edge Act Corporation.
(2)  An additional 25% interest in BOHK Limited is held by Bank One Europe Ltd.
(3)  Not reportable on FR Y-10.

CHART D
                                   Wholly Owned Subsidiaries Expect as Indicated As of 12-31-03

                                ---------------
                                    BANK ONE
                                  CORPORATION
                                      0102
                                ---------------

---------------- ------------------              ---------------------
BOC Properties   Bank One, National               Bank One, National
Ohio, Inc.       Association (Ohio)              Association (Chicago)
                        0001                             0111
---------------- ------------------              ---------------------

----------------                     -------------------- ----------------------
BOC Really Ohio,                     39119, LLC /1/       FNBC Properties, Inc.
Inc.                                        (13.51%)               0058
      0194
----------------                     -------------------- ----------------------

----------------                     -------------------- ----------------------
BOWV Really West                     Asset One            Southeast Holding
Virginia, Inc.                       Louisiana, Inc. /1/  Company, Ltd. /1/
                                             0571                  0048
----------------                     -------------------- ----------------------

                                     -------------------- ----------------------
                                     BOC Really Kentucky  Freer Properties,
                                     Inc.                 Inc. *
                                             0724
                                     -------------------- ----------------------

                                     -------------------- ----------------------
                                     BOC Southeast        FSK, Inc. /1/
                                     Holdings Company /1/          0226
                                             0229
                                     -------------------- ----------------------

                                     -------------------- ----------------------
                                     City Place           Lexco Petroleum, Inc.
                                     International,                0684
                                     Inc. /1/
                                             0765
                                     -------------------- ----------------------

                                                          ----------------------
                                                          South Cubler, Inc. /1/
                                                                   0068
                                                          ----------------------

* Inactive
Note:
(1)  Not reportable on FR Y-10.

CHART E
                                   Wholly Owned Subsidiaries Expect as Indicated As of 12-31-03

                                                       ----------------------
                                                              BANK ONE
                                                             CORPORATION
                                                                0102
                                                       ----------------------

                                                       ----------------------
                                                          Banc One Capital
                                                        Holdings Corporation
                                                                0197
                                                       ----------------------

----------------  -------------------  ----------------                             --------------------
Banc One Capital  Banc One Management  Banc One Asset                                   BOCP Holdings
Funding           and Consulting       Solutions                                         Corporation
Corporation 0368  Corporation   0948   Corporation 0949                                     0189
----------------  -------------------  ----------------                             --------------------

----------------  -------------------  ----------------  -------------  --------------------  -------------------  -----------------
Banc One Capital  Banc One Securities  Bonnet Resources  College Park   Banc One Capital      Banc One Capital     Banc One Capital
Services          Corporation          Corporation       Holdings,      Partners III, Ltd.    Partners Holdings,   Partners, LLC/3/
Corporation 0675          0079             0468          LLC /5/            0252   (81%)      Ltd.                       0166
                                                                                                    0155  (65%)
----------------  -------------------  ----------------  -------------  --------------------  -------------------  -----------------

                                                                        --------------------  -------------------  -----------------
                                                                        Banc One Capital      Banc One Stonehenge  Banc One Capital
                                                                        Partners IV, Ltd.     Capital Fund         Partners II, LLC
                                                                              0257            Wisconsin LLC  0379        0162
                                                                        --------------------  -------------------  -----------------

                                                                        --------------------  -------------------
                                                                        Banc One Capital      BOCF, LLC
                                                                        Partners V, Ltd./1/                 (80%)
                                                                            0261   (81%)             0392
                                                                        --------------------  -------------------

                                                                        --------------------  -------------------
                                                                        Banc One Capital      BOCNY, LLC
                                                                        Partners VI,                0391
                                                                        Ltd./2/
                                                                            0270   (61%)
                                                                        --------------------  -------------------

                                                                        --------------------  -------------------
                                                                        Banc One Capital      BOCP II Limited
                                                                        Partners VII, Ltd.    Liability Company
                                                                            0279   (82%)           0251  (80%)
                                                                        --------------------  -------------------

                                                         -------------  --------------------  -------------------
                                                         BOCP Energy    Banc One Capital      BOME Investors,
                                                         Partners,      Partners VIII, Ltd.   Inc./3/
                                                         L.P.               0282   (83%)             0380
                                                           0283  (95%)
                                                         -------------  --------------------  -------------------

                                                                        --------------------  -------------------
                                                                        Banc One Capital      BOME Investors II,
                                                                        Partners IX, LLC      LLC/4/        (98%)
                                                                            0372   (80%)             0382
                                                                        --------------------  -------------------

                                                                        --------------------  -------------------
                                                                        Banc One Capital      BOME Investors III,
                                                                        Partners X, Ltd.      LLC
                                                                            0375   (85%)             0291
                                                                        --------------------  -------------------

                                                                        --------------------  -------------------
                                                                        Banc One Capital      Tax Credit
                                                                        Partners XI, Ltd.     Acquisitions, LLC
                                                                              0376                   0115
                                                                        --------------------  -------------------

                                                                        --------------------  -------------------
                                                                        Banc One Capital      Tax Credit
                                                                        Partners BC, LLC      Acquisitions, II,
                                                                            0394   (60%)      LLC
                                                                                                     0116
                                                                        --------------------  -------------------

                                                                        --------------------
                                                                        Banc One Capital
                                                                        BIDCO-1998, LLC
                                                                               0399
                                                                        --------------------

Notes:
(1) BOCP Holdings Corporation owns 81% of the Series I limited partner interests and 85% of the Series II limited partner interests.
(2) BOCP Holdings Corporation owns 81% of the Series I limited partner interests and 80% of the Series II limited partner interests.
(3)  Licensed Small Business Investment Company.
(4) Owned 98.33% by BOCP Holdings Corporation and 1.67% by Banc One Capital Holdings Corporation.
(5)  Not reportable on FR Y-10.

CHART F
                                   Wholly Owned Subsidiaries Except as Indicated As of 12-31-03

                                                      -------------------------
                                                              BANK ONE
                                                             CORPORATION
                                                                0102
                                                      -------------------------

                                                      -------------------------
                                                         Banc One Financial
                                                             Corporation
                                                                0221
                                                      -------------------------

----------------   -------------------   ----------------------   --------------------   --------------------   --------------------
Banc One Capital   Banc One Capital      Banc One Hedging         Banc One Leasing       BOHS (Cayman), Ltd.    Bond Securitization,
Corporation        Markets, Inc.         Services Corporation     Services Corporation            0387          LLC
     0525                 0484                    0087                      0222                                         0526
----------------   -------------------   ----------------------   --------------------   --------------------   --------------------

----------------   -------------------   ----------------------
Banc One Capital   First Chicago         MACH ONE CDO 2000-1,
Management LLC     Capital Corporation   Corp. (49%) preferred
     0416                 0414                    0415
----------------   -------------------   ----------------------

----------------   -------------------   ----------------------
Banc One           First Chicago         One Mortgage Partners,
Opportunity        Equity                LLC
Fund L.P.          Corporation/1/                 0462
                          0008
----------------   -------------------   ----------------------

----------------   -------------------   ----------------------
Bank One           First Chicago         One Mortgage Partners
Investment         Leasing Corporation   Corp.
Corporation               0007                    0461
     0005
----------------   -------------------   ----------------------

----------------      ------------                                                                 ----------------
OEP Holding            Chart G /2/                                                                 OEP MedVest, LLC
Corporation
     0421
----------------      ------------                                                                 ----------------

----------------   ----------------   ------------------   ----------------   -------------------  ----------------  ---------------
Banc One Equity    OEP Co-Investors   OEP Management LLC   OEP Star Holding   One Equity Partners  OEP Star Limited  Star 2 UK
Capital Fund II,   Management LLC               (93.75%)   Corporation        LLC        (99.80%)  LLC               Limited
LLC                       0427               0425                                         0422                       Partnership /4/
   0418 (99.5%)                                                                                                                 100%
----------------   ----------------   ------------------   ----------------   -------------------  ----------------  ---------------

----------------                                           ----------------   -------------------  ----------------
Banc One Equity                                            OEP Star General   One Equity Marine    One Equity
Capital                                                    LLC                B.V. /3/             Partners-Europe
SBIC Fund II,                                                                                      GmbH
L.L.C. /1/                                                                                               0424
    0419
----------------                                           ----------------   -------------------  ----------------

                                                                              -------------------  ----------------
                                                                              European Shipyards   Pharma Services
                                                                              Holding B.V. /3/     Holding,
                                                                                                   Inc. /3/
                                                                              -------------------  ----------------

                                                                              -------------------
                                                                              HDW Holding
                                                                              GmbH /3/
                                                                              -------------------

                                                                              -------------------
                                                                              Howaldtswerke-
                                                                              Deutsche Werft
                                                                              AG /3/
                                                                              -------------------

Notes:
(1)  Licensed Small Business Investment Company.
(2)  See separate chart for subsidiaries and affiliates.
(3)  Merchant banking investment exceeding Federal Reserve reporting threshold.
(4) OEP Star Limited LLC is the limited partner (100%) and OEP Star General LLC is the general partner

CHART G
                                   Wholly Owned Subsidiaries Except as Indicated As of 12-31-03

                                                      -------------------------
                                                              BANK ONE
                                                             CORPORATION
                                                                0102
                                                      -------------------------

                                                      -------------------------
                                                         Banc One Financial
                                                             Corporation
                                                                0221
                                                      -------------------------

                                                      -------------------------
                                                              Banc One
                                                         Capital Corporation
                                                                0525
                                                      -------------------------

                                                      -------------------------
                                                            First Chicago
                                                         Leasing Corporation
                                                                0007
                                                      -------------------------

---------------------   -------------------   -----------------------   ------------------   ---------------------  ----------------
Dearborn Street         First Chicago Lease   First Chicago Lease       Fort Hood Family     NalFirst Leasing       Simsbury
FSC I, Inc.             Holdings, Inc.        Investments Three, Inc.   Housing Trust        Corporation /3/ (20%)  Properties, Inc.
        0148                   0124                   0466              No. 1 GP, LLC/4/            0491                       (50%)
---------------------   -------------------   -----------------------   ------------------   ---------------------  ----------------

---------------------   -------------------   -----------------------   ------------------   ---------------------  ----------------
FCL Ship Five, Inc.     Palo Verde Leasing    Simsbury Leasing          Fountains FSC,       NalFirst Holding,      Skyhigh
        0205            Corporation           Joint Venture (50%)       Ltd.                 Inc. /3/               Corporation
                             0149                                              0109                  0492                 0244
---------------------   -------------------   -----------------------   ------------------   ---------------------  ----------------

---------------------   -------------------   -----------------------   ------------------   ---------------------  ----------------
Cooper Project,         First Chicago Lease   First Chicago Leasing     GHML Holdings I,     NLTC Fund Holdings I,  Oak Street
L.L.C.                  Investments, Inc.     FSC, Inc.                 Inc.                 Inc.                   FSC, Ltd.
        0220                   0120                   0125                     0230                  0770                 0696
---------------------   -------------------   -----------------------   ------------------   ---------------------  ----------------

---------------------   -------------------   -----------------------   ------------------   ---------------------
FCL Ship Fourteen,      First Chicago Lease   FM Holdings I, Inc.       GHML Holdings II,    OX FCL One, Inc. /4/
Inc.                    Investments Two,              0227              Inc.                         0137
        0214            Inc.                                                   0233
                               0465
---------------------   -------------------   -----------------------   ------------------   ---------------------

---------------------   -------------------   -----------------------   ------------------   ---------------------
FCL Ship Fifteen,       Simsbury Associates   FM Holdings II, Inc.      GTC Fund III         OX FCL Two, Inc. /4/
Inc.                    Limited Partnership           0228              Holdings, Inc.               0139
        0215                          (50%)                                    0768
---------------------   -------------------   -----------------------   ------------------   ---------------------

                                              -----------------------   ------------------   ---------------------
                                              Fort Hood Family          GTC Fund IV          OX 2000-2,
                                              Housing Trust No.1        Holdings, Inc.       L.L.C. /1, 4/
                                              LP, LLC /4/                      0769                          (49%)
                                              -----------------------   ------------------   ---------------------

                                              -----------------------                        ---------------------
                                              Fort Hood Family                               OX 2000,
                                              Housing Trust No.1,                            L.L.C. /2, 4/
                                              LLP /4/                                                        (98%)
                                              -----------------------                        ---------------------

Notes:
(1)  An additional 1% interest in OX 2000-2, L.L.C. is held by OX FCL One, Inc.
(2)  An additional 1% interest in OX 2000, L.L.C. is held by OX FCL One, Inc.
(3)  Not reportable on FR Y-10.
(4) Special purpose vehicles formed as vehicles for specific leasing transactions. Not reportable on FR Y-10 or FR Y6.

CHART H
                                   Delaware Business Trusts
                                   Wholly Owned Subsidiaries Except as Indicated As of 12-31-03

                            --------------------
                                  BANK ONE
                                CORPORATION
                                    0102
                            --------------------

             -----------------------      ----------------------
              Bank One Capital I           Bank One Capital II
                     0317                         0318
             -----------------------      ----------------------

             -----------------------      ----------------------
              Bank One Capital III         Bank One Capital IV
                     0319                         0321
             -----------------------      ----------------------

             -----------------------      ----------------------
              Bank One Capital V           Bank One Capital VI
                     0322                        0324
             -----------------------      ----------------------

             -----------------------      ----------------------
              First Chicago NBD            First Chicago NBD
              Institutional                Institutional
              Capital A                    Capital B
             -----------------------      ----------------------

                               ---------------
                                First Chicago
                                Capital 1
                               ---------------

CHART I
                                                Wholly Owned Except as Indicated
                                                As of 12-31-03

                                        -------------------
                                            BANK ONE
                                          CORPORATION
                                              0102
                                        -------------------
                                      ------------------------
                                         Banc One Insurance
                                         Holdings, Inc.
                                                 0152
                                      ------------------------
-------------------   ------------------------   ---------------------   --------------------------   -----------------------
Banc one Insurance    Federal Kemper Life        Zurich Life Insurance   One Life Direct,             PMG Asset
Agency, Inc.          Assurance Company          Company of New York     Inc.                         Management, Inc.
      0156                    0982                       0984                  0920                          0975
-------------------   ------------------------   ---------------------   --------------------------   -----------------------

-------------------   ------------------------   ---------------------      -----------------------   -----------------------
Banc one Insurance    Investors Brokerage        Zurich Life Insurance      Zurich Direct, Inc. of    PMG Life Agency,
Company               Services, Inc.             Company of America         Texas                     Inc.
      0570                    0960                       0980                                                0973
-------------------   ------------------------   ---------------------      -----------------------   -----------------------

-------------------   ------------------------                              -----------------------   -----------------------
Banc One Life         Investors Brokerage                                   Zurich Direct Insurance   PMG Insurance
Reinsurance Company   Services Insurance                                    Agency, Inc. of           Marketing of
      0100            Agency, Inc. 0961                                     Massachusetts             Massachusetts, Inc. /3/
                                                                                     0921                    0974
-------------------   ------------------------                              -----------------------   -----------------------

-------------------      ---------------------                                                        -----------------------
Congress Insurance       Investors Brokerage                                                          PMG Marketing, Inc.
Agency, Inc.             Services Insurance                                                                  0976
      0512               Agency, Inc. of
                         Texas /1/
-------------------      ---------------------                                                        -----------------------

                         ---------------------                                                        -----------------------
                         IBS Insurance Agency                                                         PMG Securities
                         Inc. of Ohio /2/                                                             Corporation
                         ---------------------                                                               0972
                                                                                                      -----------------------

Notes:
(1) 100% Owned by a Texas resident under contract with Investors Brokerage Services Insurance Agency, Inc. Of Texas
(2) 100% owned by an Ohio resident under contract with IBS Insurance Agency, Inc. of Ohio
(3) 100% Owned by PMG Life Agency, Inc. (US-NY) under contract with PMG Securities Corporation